UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2011
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DOVER CORPORATION
(Exact Name of Registrant as Specified in Charter)
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Delaware (State or other Jurisdiction of Incorporation)	1-4018 (Commission File Number)	53-0257888 (I.R.S. Employer Identification No.)

3005 Highland Parkway, Suite 200 Downers Grove, Illinois 60515 (Address of Principal Executive Offices)

(630) 541-1540
(Registrant’s telephone number, including area code)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On October 21, 2011, Dover Corporation (i) issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for the quarter ended September 30, 2011; and (ii) posted on its website at http://www.dovercorporation.com the investor supplement attached hereto as Exhibit 99.2 for the quarter ended September 30, 2011 and the presentation slides attached hereto as Exhibit 99.3 for the quarter ended September 30, 2011.

The information in this Current Report on Form 8-K, including exhibits, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be incorporated by reference into any of Dover’s filings with the SEC under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not applicable.
(b)	Pro forma financial information. Not applicable.
(c)	Shell company transactions. Not applicable.
(d)
Exhibits.

The following exhibits are furnished as part of this report:

99.1 Press Release of Dover Corporation, dated October 21, 2011.

99.2 Investor Supplement Posted on Dover Corporation’s Website at http://www.dovercorporation.com.

99.3 Presentation Slides Posted on Dover Corporation’s Website at http://www.dovercorporation.com.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2011	DOVER CORPORATION
(Registrant)

	By:	/s/ Joseph W. Schmidt
Joseph W. Schmidt
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release of Dover Corporation, dated October 21, 2011

99.2	Investor Supplement Posted on Dover Corporation’s Website at http://www.dovercorporation.com

99.3	Presentation Slides Posted on Dover Corporation’s Website at http://www.dovercorporation.com